AXIS Capital Holdings Limited

Historical and Realigned Segment Results
For the years ended December 31, 2017, 2016, and 2015

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i-iv
I. Segment Data - Quarterly and Year
a. Insurance - Historical	1-3
b. Insurance - Realigned	4-6
c. Reinsurance - Historical	7-9
d. Reinsurance - Realigned	10-12

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments; Insurance and Reinsurance.

On January 23, 2018, AXIS Capital announced plans to realign its Accident & Health business by integrating this business and its operations into the Company's Insurance and Reinsurance operations. Through this realignment, the Company's Accident & Health business is expected to benefit from the greater scale and market presence of the Company's Property and Casualty insurance and reinsurance businesses and operations.

The realignment of the Company's Accident & Health business into the Company's Insurance and Reinsurance segments took place in the first quarter of 2018. Financial results relating to this business were previously included wholly in the results of the Insurance segment of the Company. As a result of the realignment, effective January 1, 2018 Accident & Health results are included in the results of both the Insurance and Reinsurance segments of the Company. The results are inclusive of underwriting-related general and administrative expenses attributable to the Company’s Accident & Health business.

This supplemental financial information presents under the caption "- Historical" audited historical financial information for each of the Company's Insurance and Reinsurance segments for the years ended December 31, 2017, 2016 and 2015 and unaudited historical financial information for the quarterly periods therein and under the caption "- Realigned" unaudited historical financial information reflecting the realignment of the Company's Accident & Health business for the years ended December 31, 2017, 2016 and 2015 and the quarterly periods therein.

DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except for the underwriting results of the reportable segments under the caption "- Historical" for the years ended December 31, 2017, 2016 and 2015.

•	Amounts may not reconcile exactly due to rounding differences.

•	Unless otherwise noted, all data is in thousands, except for ratio information.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This presentation contains "forward-looking statements" within the meaning of the federal securities laws. All statements, other than statements of historical facts included in this presentation, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, are “forward-looking statements”. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the cyclical nature of the re(insurance) business leading to periods with excess underwriting capacity and unfavorable premium rates,

•	the occurrence and magnitude of natural and man-made disasters,

•	losses from war, terrorism and political unrest or other unanticipated losses,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	our inability to purchase reinsurance or collect amounts due to us,

•	the breach by third parties in our program business of their obligations to us,

•	difficulties with technology and/or data security,

•	the failure of our policyholders and intermediaries to pay premiums,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers and credit risk due to our reliance on brokers,

i

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations and potential government intervention in our industry,

•	failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's expected withdrawal from the European Union,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values,

•	the failure to successfully integrate acquired businesses or realize the expected synergies resulting from such acquisitions,

•	changes in tax laws, and

•
the other factors set forth in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission ("SEC"), as such factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following lines of business are included in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business includes both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides cover for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability cover for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides cover for physical damage and business interruption of an insured following an act of terrorism and includes kidnap and ransom and crisis management insurance.
Aviation: provides hull and liability as well as specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, cyber and privacy insurance, medical malpractice and other financial insurance related covers for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public and products liability predominately in the UK. Target industry sectors include construction, manufacturing, transportation and trucking and other services.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups.
Discontinued Lines: includes lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. Discontinued lines include Financial Institutions, Professional Indemnity, International Liability, International Direct Property.

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis. The following lines of business are included in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property-related but other exposures including workers compensation and personal accident are also covered. The principal perils in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is principally written on an excess of loss basis.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils in this portfolio include windstorm, tornado and earthquake, but other perils such as freeze, riots, flood, industrial explosions, fire, hail and a number of other loss events are also included. This business is assumed on both a proportional and excess of loss basis.
Professional Lines: provides cover for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on both a proportional and excess of loss basis.
Credit and Surety: provides reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Credit insurance cover is provided to mortgage guaranty insurers and government sponsored entities. Cover for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world is also offered.
Motor: provides cover to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Liability: provides cover to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability covers are also written.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is provided on both a proportional and aggregate stop loss reinsurance basis.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Marine and Other: includes marine, aviation and personal accident reinsurance.
Accident and Health: includes specialty health, accidental death, travel, life and disability reinsurance products which are offered on both a quota share and catastrophic or per life excess of events loss basis.
Discontinued Lines: includes lines of business that Novae exited or placed into run-off in the fourth quarter of 2016 and in the first quarter of 2017. Discontinued lines include Motor Reinsurance, General Liability Reinsurance, International Facultative Property.

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - HISTORICAL
QUARTERLY AND YEAR

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2017
UNDERWRITING REVENUES
Gross premiums written	$893,442	$744,366	$796,023	$694,006	$3,127,837
Net premiums written	554,705	500,022	527,678	505,329	2,087,734

Gross premiums earned	1,001,548	723,648	716,176	679,105	3,120,477
Ceded premiums expensed	(343,455)	(227,644)	(222,340)	(220,675)	(1,014,114)
Net premiums earned	658,093	496,004	493,836	458,430	2,106,363
Other insurance related income	2,381	526	508	42	3,458
Total underwriting revenues	660,474	496,530	494,344	458,472	2,109,821

UNDERWRITING EXPENSES
Net losses and loss expenses	419,536	628,865	325,728	286,903	1,661,032
Acquisition costs	109,084	74,231	81,276	68,157	332,749
General and administrative expenses	90,704	75,038	87,822	90,448	344,012
Total underwriting expenses	619,324	778,134	494,826	445,508	2,337,793

UNDERWRITING INCOME (LOSS)	$41,150	$(281,604)	$(482)	$12,964	$(227,972)

KEY RATIOS
Current accident year loss ratio	66.5%	127.3%	69.9%	64.5%	81.2%
Prior period reserve development	(2.7%)	(0.5%)	(3.9%)	(1.9%)	(2.3%)
Net loss and loss expense ratio	63.8%	126.8%	66.0%	62.6%	78.9%
Acquisition cost ratio	16.6%	15.0%	16.5%	14.9%	15.8%
General and administrative expense ratio	13.7%	15.1%	17.7%	19.7%	16.3%
Combined ratio	94.1%	156.9%	100.2%	97.2%	111.0%

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - HISTORICAL
QUARTERLY AND YEAR

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	FY 2016
UNDERWRITING REVENUES
Gross premiums written	$607,446	$675,430	$784,017	$653,349	$2,720,242
Net premiums written	374,068	433,131	526,764	473,163	1,807,125

Gross premiums earned	680,000	668,820	656,107	635,665	2,640,592
Ceded premiums expensed	(225,328)	(224,129)	(216,828)	(196,987)	(863,271)
Net premiums earned	454,672	444,691	439,279	438,678	1,777,321
Other insurance related income	146	39	(234)	137	89
Total underwriting revenues	454,818	444,730	439,045	438,815	1,777,410

UNDERWRITING EXPENSES
Net losses and loss expenses	288,161	273,226	306,141	274,405	1,141,933
Acquisition costs	66,138	61,755	61,829	61,398	251,120
General and administrative expenses	94,205	84,588	82,487	85,576	346,857
Total underwriting expenses	448,504	419,569	450,457	421,379	1,739,910

UNDERWRITING INCOME (LOSS)	$6,314	$25,161	$(11,412)	$17,436	$37,500

KEY RATIOS
Current accident year loss ratio	66.2%	66.1%	74.3%	63.1%	67.4%
Prior period reserve development	(2.8%)	(4.7%)	(4.6%)	(0.5%)	(3.1%)
Net loss and loss expense ratio	63.4%	61.4%	69.7%	62.6%	64.3%
Acquisition cost ratio	14.5%	13.9%	14.1%	14.0%	14.1%
General and administrative expense ratio	20.7%	19.1%	18.7%	19.5%	19.5%
Combined ratio	98.6%	94.4%	102.5%	96.1%	97.9%

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - HISTORICAL
QUARTERLY AND YEAR

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	FY 2015
UNDERWRITING REVENUES
Gross premiums written	$612,527	$606,704	$761,126	$602,724	$2,583,081
Net premiums written	407,236	381,118	534,263	436,740	1,759,359

Gross premiums earned	652,349	647,024	649,053	638,348	2,586,774
Ceded premiums expensed	(198,498)	(202,474)	(196,731)	(190,881)	(788,583)
Net premiums earned	453,851	444,550	452,322	447,467	1,798,191
Other insurance related income	225	542	269	—	1,036
Total underwriting revenues	454,076	445,092	452,591	447,467	1,799,227

UNDERWRITING EXPENSES
Net losses and loss expenses	288,348	283,272	297,534	285,773	1,154,928
Acquisition costs	60,716	69,118	66,920	64,455	261,208
General and administrative expenses	79,734	85,814	88,420	87,689	341,658
Total underwriting expenses	428,798	438,204	452,874	437,917	1,757,794

UNDERWRITING INCOME (LOSS)	$25,278	$6,888	$(283)	$9,550	$41,433

KEY RATIOS
Current accident year loss ratio	64.0%	64.3%	69.2%	64.6%	65.5%
Prior period reserve development	(0.5%)	(0.6%)	(3.4%)	(0.7%)	(1.3%)
Net loss and loss expense ratio	63.5%	63.7%	65.8%	63.9%	64.2%
Acquisition cost ratio	13.4%	15.5%	14.8%	14.4%	14.5%
General and administrative expense ratio	17.6%	19.4%	19.5%	19.6%	19.1%
Combined ratio	94.5%	98.6%	100.1%	97.9%	97.8%

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - REALIGNED
QUARTERLY AND YEAR

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2017
UNDERWRITING REVENUES
Gross premiums written	$854,311	$651,144	$764,202	$545,261	$2,814,919
Net premiums written	515,826	407,054	496,109	356,836	1,775,825

Gross premiums earned	929,346	648,148	639,612	612,372	2,829,478
Ceded premiums expensed	(343,186)	(227,373)	(222,072)	(220,408)	(1,013,040)
Net premiums earned	586,159	420,775	417,541	391,963	1,816,438
Other insurance related income	2,091	302	508	42	2,944
Total underwriting revenues	588,250	421,077	418,049	392,006	1,819,382

UNDERWRITING EXPENSES
Net losses and loss expenses	372,190	576,688	275,464	241,085	1,465,427
Acquisition costs	92,293	61,541	62,391	54,004	270,229
General and administrative expenses	85,979	71,008	83,126	85,256	325,368
Total underwriting expenses	550,462	709,238	420,980	380,345	2,061,025

UNDERWRITING INCOME (LOSS)	$37,788	$(288,160)	$(2,931)	$11,661	$(241,643)

KEY RATIOS
Current accident year loss ratio	67.7%	138.9%	70.7%	63.5%	84.0%
Prior period reserve development	(4.2%)	(1.8%)	(4.7%)	(2.0%)	(3.3%)
Net loss and loss expense ratio	63.5%	137.1%	66.0%	61.5%	80.7%
Acquisition cost ratio	15.7%	14.6%	14.9%	13.8%	14.9%
General and administrative expense ratio	14.7%	16.9%	19.9%	21.8%	17.9%
Combined ratio	93.9%	168.6%	100.8%	97.0%	113.5%

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - REALIGNED
QUARTERLY AND YEAR

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	FY 2016
UNDERWRITING REVENUES
Gross premiums written	$596,374	$572,388	$745,097	$518,617	$2,432,475
Net premiums written	362,997	330,089	487,844	338,629	1,519,559

Gross premiums earned	617,165	602,391	593,843	584,065	2,397,464
Ceded premiums expensed	(225,311)	(224,112)	(216,803)	(196,956)	(863,182)
Net premiums earned	391,855	378,278	377,040	387,109	1,534,282
Other insurance related income	146	39	(234)	137	89
Total underwriting revenues	392,001	378,318	376,806	387,246	1,534,371

UNDERWRITING EXPENSES
Net losses and loss expenses	242,733	228,394	264,600	242,044	977,771
Acquisition costs	54,766	49,536	51,278	51,040	206,619
General and administrative expenses	88,749	80,005	78,121	80,476	327,351
Total underwriting expenses	386,248	357,935	393,998	373,560	1,511,742

UNDERWRITING INCOME (LOSS)	$5,753	$20,383	$(17,192)	$13,686	$22,630

KEY RATIOS
Current accident year loss ratio	65.6%	65.1%	74.7%	62.4%	66.9%
Prior period reserve development	(3.7%)	(4.7%)	(4.5%)	0.1%	(3.2%)
Net loss and loss expense ratio	61.9%	60.4%	70.2%	62.5%	63.7%
Acquisition cost ratio	14.0%	13.1%	13.6%	13.2%	13.5%
General and administrative expense ratio	22.6%	21.1%	20.7%	20.8%	21.3%
Combined ratio	98.6%	94.6%	104.5%	96.5%	98.5%

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - REALIGNED
QUARTERLY AND YEAR

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	FY 2015
UNDERWRITING REVENUES
Gross premiums written	$585,341	$535,462	$741,855	$505,547	$2,368,204
Net premiums written	380,052	309,905	514,995	339,567	1,544,518

Gross premiums earned	606,329	602,134	615,127	606,163	2,429,753
Ceded premiums expensed	(198,489)	(202,465)	(196,721)	(190,870)	(788,545)
Net premiums earned	407,840	399,669	418,406	415,293	1,641,208
Other insurance related income	238	530	269	—	1,036
Total underwriting revenues	408,078	400,199	418,675	415,293	1,642,244

UNDERWRITING EXPENSES
Net losses and loss expenses	260,889	256,241	275,976	266,729	1,059,835
Acquisition costs	50,311	58,177	60,800	56,840	226,128
General and administrative expenses	75,539	81,153	83,905	82,411	323,008
Total underwriting expenses	386,739	395,570	420,681	405,980	1,608,971

UNDERWRITING INCOME (LOSS)	$21,338	$4,628	$(2,007)	$9,313	$33,273

KEY RATIOS
Current accident year loss ratio	64.5%	64.9%	70.0%	64.8%	66.1%
Prior period reserve development	(0.5%)	(0.8%)	(4.0%)	(0.6%)	(1.5%)
Net loss and loss expense ratio	64.0%	64.1%	66.0%	64.2%	64.6%
Acquisition cost ratio	12.3%	14.6%	14.5%	13.7%	13.8%
General and administrative expense ratio	18.5%	20.3%	20.1%	19.8%	19.7%
Combined ratio	94.8%	99.0%	100.5%	97.8%	98.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - HISTORICAL
QUARTERLY AND YEAR

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2017
UNDERWRITING REVENUES
Gross premiums written	$203,059	$441,208	$566,304	$1,217,865	$2,428,436
Net premiums written	174,719	332,721	428,339	1,003,630	1,939,409

Gross premiums earned	698,334	646,387	584,472	566,564	2,495,757
Ceded premiums expensed	(144,932)	(125,260)	(96,877)	(86,291)	(453,360)
Net premiums earned	553,402	521,127	487,595	480,273	2,042,397
Other insurance related income (losses)	799	(3,723)	2,052	(3,825)	(4,698)
Total underwriting revenues	554,201	517,404	489,647	476,448	2,037,699

UNDERWRITING EXPENSES
Net losses and loss expenses	420,596	606,502	279,604	320,039	1,626,740
Acquisition costs	125,629	120,493	123,085	121,635	490,842
General and administrative expenses	22,996	21,658	29,464	31,353	105,471
Total underwriting expenses	569,221	748,653	432,153	473,027	2,223,053

UNDERWRITING INCOME (LOSS)	$(15,020)	$(231,249)	$57,494	$3,421	$(185,354)

KEY RATIOS
Current accident year loss ratio	82.9%	125.0%	67.9%	70.0%	87.0%
Prior period reserve development	(6.9%)	(8.6%)	(10.6%)	(3.4%)	(7.4%)
Net loss and loss expense ratio	76.0%	116.4%	57.3%	66.6%	79.6%
Acquisition cost ratio	22.7%	23.1%	25.2%	25.3%	24.0%
General and administrative expense ratio	4.2%	4.2%	6.1%	6.6%	5.2%
Combined ratio	102.9%	143.7%	88.6%	98.5%	108.8%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - HISTORICAL
QUARTERLY AND YEAR

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	FY 2016
UNDERWRITING REVENUES
Gross premiums written	$123,204	$284,532	$536,417	$1,305,812	$2,249,966
Net premiums written	90,319	162,300	480,586	1,212,643	1,945,849

Gross premiums earned	533,623	546,006	541,615	500,557	2,121,802
Ceded premiums expensed	(66,416)	(56,282)	(33,904)	(36,895)	(193,498)
Net premiums earned	467,207	489,724	507,711	463,662	1,928,304
Other insurance related income (losses)	2,226	5,905	(658)	(340)	7,133
Total underwriting revenues	469,433	495,629	507,053	463,322	1,935,437

UNDERWRITING EXPENSES
Net losses and loss expenses	252,451	259,102	326,153	224,557	1,062,264
Acquisition costs	121,167	128,055	127,296	119,237	495,756
General and administrative expenses	35,864	29,635	32,332	38,013	135,844
Total underwriting expenses	409,482	416,792	485,781	381,807	1,693,864

UNDERWRITING INCOME (LOSS)	$59,951	$78,837	$21,272	$81,515	$241,573

KEY RATIOS
Current accident year loss ratio	65.9%	64.2%	75.6%	63.1%	67.4%
Prior period reserve development	(11.9%)	(11.3%)	(11.4%)	(14.7%)	(12.3%)
Net loss and loss expense ratio	54.0%	52.9%	64.2%	48.4%	55.1%
Acquisition cost ratio	25.9%	26.1%	25.1%	25.7%	25.7%
General and administrative expense ratio	7.7%	6.1%	6.4%	8.2%	7.0%
Combined ratio	87.6%	85.1%	95.7%	82.3%	87.8%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - HISTORICAL
QUARTERLY AND YEAR

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	FY 2015
UNDERWRITING REVENUES
Gross premiums written	$187,275	$329,879	$427,287	$1,076,208	$2,020,649
Net premiums written	188,122	296,099	412,281	1,018,806	1,915,308

Gross premiums earned	494,183	501,332	509,702	475,963	1,981,180
Ceded premiums expensed	(26,222)	(26,541)	(20,813)	(19,377)	(92,953)
Net premiums earned	467,961	474,791	488,889	456,586	1,888,227
Other insurance related income (losses)	(15,497)	616	3,217	7,676	(3,988)
Total underwriting revenues	452,464	475,407	492,106	464,262	1,884,239

UNDERWRITING EXPENSES
Net losses and loss expenses	234,983	277,115	282,619	226,555	1,021,272
Acquisition costs	119,848	113,626	116,343	107,087	456,904
General and administrative expenses	34,553	35,309	36,013	39,380	145,255
Total underwriting expenses	389,384	426,050	434,975	373,022	1,623,431

UNDERWRITING INCOME (LOSS)	$63,080	$49,357	$57,131	$91,240	$260,808

KEY RATIOS
Current accident year loss ratio	66.2%	67.4%	67.9%	61.2%	65.7%
Prior period reserve development	(16.0%)	(9.0%)	(10.1%)	(11.6%)	(11.6%)
Net loss and loss expense ratio	50.2%	58.4%	57.8%	49.6%	54.1%
Acquisition cost ratio	25.6%	23.9%	23.8%	23.5%	24.2%
General and administrative expense ratio	7.4%	7.4%	7.4%	8.6%	7.7%
Combined ratio	83.2%	89.7%	89.0%	81.7%	86.0%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - REALIGNED
QUARTERLY AND YEAR

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2017
UNDERWRITING REVENUES
Gross premiums written	$242,190	$534,429	$598,125	$1,366,610	$2,741,355
Net premiums written	213,598	425,689	459,908	1,152,123	2,251,318

Gross premiums earned	770,537	721,886	661,035	633,298	2,786,756
Ceded premiums expensed	(145,201)	(125,530)	(97,145)	(86,559)	(454,435)
Net premiums earned	625,336	596,356	563,890	546,739	2,332,322
Other insurance related income (losses)	1,089	(3,500)	2,052	(3,825)	(4,184)
Total underwriting revenues	626,425	592,857	565,942	542,914	2,328,138

UNDERWRITING EXPENSES
Net losses and loss expenses	467,941	658,679	329,867	365,857	1,822,345
Acquisition costs	142,420	133,183	141,971	135,788	553,362
General and administrative expenses	27,722	25,689	34,160	36,545	124,115
Total underwriting expenses	638,083	817,550	505,998	538,190	2,499,822

UNDERWRITING INCOME (LOSS)	$(11,658)	$(224,694)	$59,944	$4,724	$(171,684)

KEY RATIOS
Current accident year loss ratio	79.9%	117.1%	67.6%	70.0%	84.1%
Prior period reserve development	(5.1%)	(6.6%)	(9.1%)	(3.1%)	(6.0%)
Net loss and loss expense ratio	74.8%	110.5%	58.5%	66.9%	78.1%
Acquisition cost ratio	22.8%	22.3%	25.2%	24.8%	23.7%
General and administrative expense ratio	4.4%	4.3%	6.1%	6.7%	5.3%
Combined ratio	102.0%	137.1%	89.7%	98.4%	107.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - REALIGNED
QUARTERLY AND YEAR

	Q4 2016	Q3 2016	Q2 2016	Q1 2016	FY 2016
UNDERWRITING REVENUES
Gross premiums written	$134,276	$387,575	$575,337	$1,440,545	$2,537,733
Net premiums written	101,390	265,342	519,505	1,347,177	2,233,415

Gross premiums earned	596,458	612,436	603,878	552,158	2,364,930
Ceded premiums expensed	(66,433)	(56,299)	(33,928)	(36,926)	(193,587)
Net premiums earned	530,024	556,137	569,950	515,231	2,171,343
Other insurance related income (losses)	2,226	5,905	(658)	(340)	7,133
Total underwriting revenues	532,250	562,041	569,292	514,892	2,178,475

UNDERWRITING EXPENSES
Net losses and loss expenses	297,880	303,935	367,694	256,918	1,226,426
Acquisition costs	132,540	140,274	137,847	129,596	540,257
General and administrative expenses	41,320	34,218	36,699	43,113	155,350
Total underwriting expenses	471,739	478,426	542,239	429,627	1,922,032

UNDERWRITING INCOME (LOSS)	$60,511	$83,615	$27,053	$85,265	$256,443

KEY RATIOS
Current accident year loss ratio	66.4%	65.1%	75.1%	63.6%	67.7%
Prior period reserve development	(10.2%)	(10.4%)	(10.6%)	(13.7%)	(11.2%)
Net loss and loss expense ratio	56.2%	54.7%	64.5%	49.9%	56.5%
Acquisition cost ratio	25.0%	25.2%	24.2%	25.2%	24.9%
General and administrative expense ratio	7.8%	6.2%	6.4%	8.4%	7.2%
Combined ratio	89.0%	86.0%	95.1%	83.4%	88.6%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - REALIGNED
QUARTERLY AND YEAR

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	FY 2015
UNDERWRITING REVENUES
Gross premiums written	$214,461	$401,121	$446,558	$1,173,386	$2,235,525
Net premiums written	215,306	367,312	431,550	1,115,980	2,130,147

Gross premiums earned	540,202	546,221	543,628	508,148	2,138,200
Ceded premiums expensed	(26,230)	(26,549)	(20,823)	(19,388)	(92,991)
Net premiums earned	513,972	519,672	522,805	488,760	2,045,209
Other insurance related income (losses)	(15,497)	675	3,205	7,629	(3,989)
Total underwriting revenues	498,475	520,346	526,010	496,389	2,041,221

UNDERWRITING EXPENSES
Net losses and loss expenses	262,442	304,146	304,176	245,599	1,116,364
Acquisition costs	130,253	124,567	122,462	114,702	491,984
General and administrative expenses	38,747	39,970	40,528	44,658	163,903
Total underwriting expenses	431,442	468,683	467,167	404,959	1,772,251

UNDERWRITING INCOME (LOSS)	$67,033	$51,664	$58,843	$91,430	$268,970

KEY RATIOS
Current accident year loss ratio	65.7%	66.6%	67.3%	61.2%	65.3%
Prior period reserve development	(14.6%)	(8.1%)	(9.1%)	(11.0%)	(10.7%)
Net loss and loss expense ratio	51.1%	58.5%	58.2%	50.2%	54.6%
Acquisition cost ratio	25.3%	24.0%	23.4%	23.5%	24.1%
General and administrative expense ratio	7.5%	7.7%	7.8%	9.1%	8.0%
Combined ratio	83.9%	90.2%	89.4%	82.9%	86.7%